Fees Summary	Apr. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 177,394,778.58
Previously Paid Amount	0.00
Total Fee Amount	24,498.22
Total Offset Amount	(0)
Net Fee	$ 24,498.22